INVESTOR FINANCIAL SUPPLEMENT
December 31, 2019

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of January 30, 2020
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A	A+	A2
	Maxum Casualty Insurance Company	A+	Not Rated "NR"	NR
	Maxum Indemnity Company	A+	NR	NR
	Navigators Insurance Company	A+	A	NR
	Navigators Specialty Insurance Company	A+	A	NR
	Navigators International Insurance Company Ltd.	A	A	NR
	Assurances Continentales – Continentale Verzekeringen NV	NR	A-	NR

- Hartford Fire Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
- Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Maxum Casualty Insurance Company and Maxum Indemnity Company ratings are on stable outlook at A.M. Best
http://www.thehartford.com	- Navigators Insurance Company and Navigators Specialty Insurance Company are on positive outlook at A.M. Best and on stable outlook at Standard and Poor's
- Navigators International Insurance Co. Ltd. is on stable outlook at A.M. Best and Standard and Poor's
- Assurances Continentales - Continentale Verzekeringen, a Belgium domiciled insurance subsidiary, is on stable outlook at Standard and Poor's

Other Ratings:
The Hartford Financial Services Group, Inc.:
	Senior debt	a-	BBB+	Baa1
Contact:	Commercial paper	AMB-1	A-2	P-2
Susan Spivak Bernstein	Preferred stock	bbb	BBB-	Baa3
Senior Vice President	Junior subordinated debentures	bbb	BBB-	Baa2
Investor Relations
Phone (860) 547-6233

- Hartford Financial Services Group, Inc. senior debt and junior subordinated debentures are on stable outlook at A.M. Best, Standard and Poor’s, and Moody's.

TRANSFER AGENT
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PS G", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Consolidated Statements of Operations	2
	Operating Results by Segment	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7
	Property & Casualty Unpaid Losses and Loss Adjustment Expenses Reserve Rollforward	8

PROPERTY & CASUALTY	Property & Casualty Income Statements	9
	Property & Casualty Underwriting Ratios and Results	10
	Commercial Lines Income Statements	11
	Commercial Lines Income Statements (Continued)	12
	Commercial Lines Underwriting Ratios	13
	Commercial Lines Supplemental Data	14
	Personal Lines Income Statements	15
	Personal Lines Income Statements (Continued)	16
	Personal Lines Underwriting Ratios	17
	Personal Lines Supplemental Data	18
	Personal Lines Supplemental Data (Continued)	19
	P&C Other Operations Income Statements	20

GROUP BENEFITS	Income Statements	21
	Supplemental Data	22

HARTFORD FUNDS	Income Statements	23
	Asset Value Rollforward - Assets Under Management By Asset Class	24

CORPORATE	Income Statements	25

INVESTMENTS	Investment Earnings Before Tax - Consolidated	26
	Investment Earnings Before Tax - Property & Casualty	27
	Investment Earnings Before Tax - Group Benefits	28
	Net Investment Income	29
	Components of Net Realized Capital Gains (Losses)	30
	Composition of Invested Assets	31
	Invested Asset Exposures	32

APPENDIX	Basis of Presentation and Definitions	33
	Discussion of Non-GAAP and Other Financial Measures	34

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
HIGHLIGHTS
Income from continuing operations, net of tax, available to common stockholders [1]	$543	$524	$372	$625	$190	$427	$434	$428	$2,064	$1,479
Net income	$548	$535	$372	$630	$196	$432	$582	$597	$2,085	$1,807
Net income available to common stockholders	$543	$524	$372	$625	$190	$432	$582	$597	$2,064	$1,801
Core earnings *	$522	$548	$485	$507	$284	$418	$412	$461	$2,062	$1,575
Total revenues	$5,361	$5,347	$5,092	$4,940	$4,633	$4,842	$4,789	$4,691	$20,740	$18,955
Total assets	$70,817	$70,256	$69,472	$63,324	$62,307	$61,437	$60,775	$216,666
PER SHARE AND SHARES DATA
Basic earnings per common share
Income from continuing operations, net of tax, available to common stockholders [1]	$1.51	$1.45	$1.03	$1.74	$0.53	$1.19	$1.21	$1.20	$5.72	$4.13
Net income available to common stockholders	$1.51	$1.45	$1.03	$1.74	$0.53	$1.20	$1.62	$1.67	$5.72	$5.03
Core earnings*	$1.45	$1.52	$1.34	$1.41	$0.79	$1.17	$1.15	$1.29	$5.71	$4.39
Diluted earnings per common share
Income from continuing operations, net of tax, available to common stockholders [1]	$1.49	$1.43	$1.02	$1.71	$0.52	$1.17	$1.19	$1.18	$5.66	$4.06
Net income available to common stockholders	$1.49	$1.43	$1.02	$1.71	$0.52	$1.19	$1.60	$1.64	$5.66	$4.95
Core earnings*	$1.43	$1.50	$1.33	$1.39	$0.78	$1.15	$1.13	$1.27	$5.65	$4.33
Weighted average common shares outstanding (basic)	360.5	361.4	361.4	360.0	359.1	358.6	358.3	357.5	360.9	358.4
Dilutive effect of stock compensation	3.8	4.0	3.2	3.3	3.2	3.6	4.0	4.4	3.5	3.8
Dilutive effect of warrants	—	—	0.5	1.4	1.7	1.9	1.9	2.0	0.5	1.9
Weighted average common shares outstanding and dilutive potential common shares (diluted)	364.3	365.4	365.1	364.7	364.0	364.1	364.2	363.9	364.9	364.1
Common shares outstanding	359.6	361.0	361.6	360.9	359.2	358.7	358.4	358.1
Book value per common share	$44.32	$43.61	$41.37	$38.81	$35.54	$35.49	$35.01	$36.70
Per common share impact of accumulated other comprehensive income [2]	$0.15	$0.59	$(0.54)	$(2.45)	$(4.40)	$(4.23)	$(3.77)	$(0.67)
Book value per common share (excluding AOCI)*	$44.17	$43.02	$41.91	$41.26	$39.94	$39.72	$38.78	$37.37
Book value per diluted share	$43.85	$43.13	$41.00	$38.36	$35.06	$34.95	$34.44	$36.06
Per diluted share impact of AOCI	$0.14	$0.58	$(0.55)	$(2.43)	$(4.34)	$(4.17)	$(3.71)	$(0.65)
Book value per diluted share (excluding AOCI)*	$43.71	$42.55	$41.55	$40.79	$39.40	$39.12	$38.15	$36.71
Common shares outstanding and dilutive potential common shares	363.4	365.0	364.8	365.1	364.1	364.2	364.3	364.5
RETURN ON COMMON STOCKHOLDER'S EQUITY ("ROE")
Net income (loss) available to common stockholders' ROE ("Net income (loss) ROE")	14.4%	12.0%	11.8%	13.5%	13.7%	(14.0%)	(15.4)%	(19.3)%
Core earnings ROE*	13.6%	12.3%	11.7%	11.5%	11.6%	10.3%	8.4%	7.8%

[1]	Income from continuing operations, net of tax, available to common stockholders includes the impact of preferred stock dividends.

[2]
Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in AOCI, net gain (loss) on cash flow hedging instruments, foreign currency translation adjustments and pension and other postretirement plan adjustments.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Earned premiums	$4,423	$4,394	$4,166	$3,940	$3,997	$3,987	$3,958	$3,927	$16,923	$15,869
Fee income	331	330	326	314	319	344	327	323	1,301	1,313
Net investment income	503	490	488	470	457	444	428	451	1,951	1,780
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(1)	(1)	—	(4)	(1)	(4)	—	(2)	(6)	(7)
OTTI losses recognized in other comprehensive income	1	—	—	2	1	3	—	2	3	6
Net OTTI losses recognized in earnings	—	(1)	—	(2)	—	(1)	—	—	(3)	(1)
Other net realized capital gains (losses)	63	90	80	165	(172)	39	52	(30)	398	(111)
Total net realized capital gains (losses)	63	89	80	163	(172)	38	52	(30)	395	(112)
Other revenues	41	44	32	53	32	29	24	20	170	105
Total revenues	5,361	5,347	5,092	4,940	4,633	4,842	4,789	4,691	20,740	18,955
Benefits, losses and loss adjustment expenses	2,939	2,914	2,934	2,685	2,946	2,786	2,738	2,695	11,472	11,165
Amortization of deferred acquisition costs ("DAC")	438	437	392	355	350	348	344	342	1,622	1,384
Insurance operating costs and other expenses	1,224	1,167	1,141	1,048	1,086	1,091	1,067	1,037	4,580	4,281
Loss on extinguishment of debt	—	90	—	—	—	—	6	—	90	6
Loss on reinsurance transaction	—	—	91	—	—	—	—	—	91	—
Interest expense	65	67	63	64	70	69	79	80	259	298
Amortization of other intangible assets	19	19	15	13	14	18	18	18	66	68
Total benefits, losses and expenses	4,685	4,694	4,636	4,165	4,466	4,312	4,252	4,172	18,180	17,202
Income from continuing operations, before tax	676	653	456	775	167	530	537	519	2,560	1,753
Income tax expense (benefit) [1]	128	118	84	145	(29)	103	103	91	475	268
Income from continuing operations, net of tax	548	535	372	630	196	427	434	428	2,085	1,485
Income from discontinued operations, net of tax	—	—	—	—	—	5	148	169	—	322
Net income	548	535	372	630	196	432	582	597	2,085	1,807
Preferred stock dividends [2]	5	11	—	5	6	—	—	—	21	6
Net income available to common stockholders	543	524	372	625	190	432	582	597	2,064	1,801
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(62)	(88)	(79)	(160)	175	(37)	(50)	30	(389)	118
Loss on extinguishment of debt, before tax	—	90	—	—	—	—	6	—	90	6
Loss on reinsurance transaction, before tax	—	—	91	—	—	—	—	—	91	—
Integration and transaction costs associated with acquired business, before tax [3]	21	29	31	10	12	12	11	12	91	47
Change in loss reserves upon acquisition of a business, before tax [4]	—	—	97	—	—	—	—	—	97	—
Change in deferred gain on retroactive reinsurance, before tax [5]	16	—	—	—	—	—	—	—	16	—
Income tax expense (benefit) [6]	4	(7)	(27)	32	(93)	16	11	(9)	2	(75)
Income from discontinued operations, net of tax	—	—	—	—	—	(5)	(148)	(169)	—	(322)
Core earnings	$522	$548	$485	$507	$284	$418	$412	$461	$2,062	$1,575

[1]
The three and twelve months ended December 31, 2018 included a $52 Tax Reform benefit as the IRS communicated that a sequestration fee would not be payable on alternative minimum tax credits the Company has received or expects to be refunded.

[2]	On November 6, 2018, the Company issued 6% Series G non-cumulative perpetual preferred stock for net proceeds of $334.

[3]
The three and twelve month periods ended December 31, 2019 included Navigators Group acquisition transaction expenses of $1 and $17, respectively, Navigators integration costs of $12 and $38, respectively and integration costs related to the 2017 acquisition of Aetna's group benefits business of $8 and $36, respectively. Periods prior to the second quarter of 2019 represent integration costs related to the 2017 acquisition of Aetna's group benefits business.

[4]
Included in net income for the three months ended June 30, 2019 and twelve months ended December 31, 2019 was $68 of prior accident year reserve increases and $29 of current accident year reserve increases upon acquisition of Navigators Group and a review of Navigators Insurers reserves.

[5]
As of December 31, 2019, the Company has ceded $107 of losses to the Navigators adverse development cover ("Navigators ADC") that reinsures adverse development on Navigators' 2018 and prior accident year reserves. Of that amount, $16 of the ceded losses has been recognized as a deferred gain within other liabilities since the Navigators ADC has been accounted for as retroactive reinsurance and cumulative losses ceded of $107 exceed the ceded premium paid of $91. As the Company has ceded $107 of the $300 available limit, there is $193 of remaining limit available as of December 31, 2019.

[6]	Generally represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Net income (loss):
Commercial Lines	$302	$336	$191	$363	$253	$289	$372	$298	$1,192	$1,212
Personal Lines	66	94	62	96	(178)	51	6	89	318	(32)
P&C Other Operations	9	18	11	23	(16)	9	5	17	61	15
Property & Casualty ("P&C")	377	448	264	482	59	349	383	404	1,571	1,195
Group Benefits	159	146	113	118	113	77	96	54	536	340
Hartford Funds	41	40	38	30	36	41	37	34	149	148
Sub-total	577	634	415	630	208	467	516	492	2,256	1,683
Corporate	(29)	(99)	(43)	—	(12)	(35)	66	105	(171)	124
Net income	548	535	372	630	196	432	582	597	2,085	1,807
Preferred stock dividends	5	11	—	5	6	—	—	—	21	6
Net income available to common stockholders	$543	$524	$372	$625	$190	$432	$582	$597	$2,064	$1,801

Core earnings (losses):
Commercial Lines	$292	$303	$304	$274	$337	$265	$341	$302	$1,173	$1,245
Personal Lines	61	87	55	82	(166)	47	2	89	285	(28)
P&C Other Operations	7	15	8	16	(15)	8	3	17	46	13
P&C	360	405	367	372	156	320	346	408	1,504	1,230
Group Benefits	161	141	115	122	136	102	104	85	539	427
Hartford Funds	40	39	38	28	38	41	38	34	145	151
Sub-total	561	585	520	522	330	463	488	527	2,188	1,808
Corporate	(39)	(37)	(35)	(15)	(46)	(45)	(76)	(66)	(126)	(233)
Core earnings	$522	$548	$485	$507	$284	$418	$412	$461	$2,062	$1,575

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		HARTFORD FUNDS		CORPORATE		CONSOLIDATED
	Dec 31 2019	Dec 31 2018	Dec 31 2019	Dec 31 2018	Dec 31 2019	Dec 31 2018	Dec 31 2019	Dec 31 2018	Dec 31 2019	Dec 31 2018
Investments
Fixed maturities, available-for-sale, at fair value	$31,294	$24,763	$10,310	$9,876	$25	$28	$519	$985	$42,148	$35,652
Fixed maturities, at fair value using the fair value option	8	16	3	6	—	—	—	—	11	22
Equity securities, at fair value	1,295	920	85	64	67	51	210	179	1,657	1,214
Mortgage loans	2,944	2,603	1,271	1,101	—	—	—	—	4,215	3,704
Limited partnerships and other alternative investments	1,463	1,458	295	265	—	—	—	—	1,758	1,723
Other investments	123	78	7	10	31	—	159	104	320	192
Short-term investments	1,476	1,081	361	398	185	197	899	2,607	2,921	4,283
Total investments [1]	38,603	30,919	12,332	11,720	308	276	1,787	3,875	53,030	46,790
Cash [1]	163	88	13	12	8	7	1	5	185	112
Restricted cash	72	3	5	6	—	—	—	—	77	9
Premiums receivable and agents’ balances	3,901	3,565	483	430	—	—	—	—	4,384	3,995
Reinsurance recoverables [2]	4,954	3,774	253	251	—	—	320	332	5,527	4,357
DAC	726	612	51	52	8	6	—	—	785	670
Deferred income taxes	(168)	180	(179)	(26)	6	7	640	1,087	299	1,248
Goodwill	780	157	723	723	181	180	229	230	1,913	1,290
Property and equipment, net	1,011	826	86	101	14	—	70	79	1,181	1,006
Other intangible assets	541	87	519	559	10	11	—	—	1,070	657
Other assets	1,328	1,013	309	286	99	96	630	778	2,366	2,173
Total assets	$51,911	$41,224	$14,595	$14,114	$634	$583	$3,677	$6,386	$70,817	$62,307
Unpaid losses and loss adjustment expenses	$28,261	$24,584	$8,256	$8,445	$—	$—	$—	$—	$36,517	$33,029
Reserves for future policy benefits [2]	—	—	411	427	—	—	224	215	635	642
Other policyholder funds and benefits payable [2]	—	—	459	455	—	—	296	312	755	767
Unearned premiums	6,596	5,239	39	43	—	—	—	—	6,635	5,282
Debt	—	—	—	—	—	—	4,848	4,678	4,848	4,678
Other liabilities	2,384	1,930	422	516	227	203	2,124	2,159	5,157	4,808
Total liabilities	37,241	31,753	9,587	9,886	227	203	7,492	7,364	54,547	49,206
Common stockholders' equity, excluding AOCI	13,520	9,389	4,547	4,303	407	380	(2,590)	274	15,884	14,346
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, net of tax	1,150	82	461	(75)	—	—	(1,559)	(1,586)	52	(1,579)
Total stockholders' equity	14,670	9,471	5,008	4,228	407	380	(3,815)	(978)	16,270	13,101
Total liabilities and equity	$51,911	$41,224	$14,595	$14,114	$634	$583	$3,677	$6,386	$70,817	$62,307

[1]
Corporate includes fixed maturities, cash, and short-term investments of $1.2 billion and $3.4 billion as of December 31, 2019 and December 31, 2018, respectively, held by the holding company of The Hartford Financial Services Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company (HLA) that support reserves for run-off structured settlement and terminal funding agreement liabilities.

[2]	Corporate includes reserves and reinsurance recoverables for run-off structured settlement and terminal funding agreement liabilities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
DEBT
Short-term debt	$500	$500	$500	$499	$413	$413	$413	$413
Senior notes	3,259	3,257	2,961	2,678	3,176	3,174	3,173	3,172
Junior subordinated debentures	1,089	1,089	1,089	1,089	1,089	1,089	1,089	1,583
Total debt	$4,848	$4,846	$4,550	$4,266	$4,678	$4,676	$4,675	$5,168
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$15,884	$15,530	$15,156	$14,891	$14,346	$14,248	$13,899	$13,382
Preferred stock	334	334	334	334	334	—	—	—
AOCI	52	214	(198)	(885)	(1,579)	(1,519)	(1,353)	(239)
Total stockholders’ equity	$16,270	$16,078	$15,292	$14,340	$13,101	$12,729	$12,546	$13,143
CAPITALIZATION
Total capitalization, including AOCI, net of tax	$21,118	$20,924	$19,842	$18,606	$17,779	$17,405	$17,221	$18,311
Total capitalization, excluding AOCI, net of tax	$21,066	$20,710	$20,040	$19,491	$19,358	$18,924	$18,574	$18,550
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	23.0%	23.2%	22.9%	22.9%	26.3%	26.9%	27.1%	28.2%
Total debt to capitalization, excluding AOCI	23.0%	23.4%	22.7%	21.9%	24.2%	24.7%	25.2%	27.9%
Total debt and preferred stock to capitalization, including AOCI	24.5%	24.8%	24.6%	24.7%	28.2%	26.9%	27.1%	28.2%
Total debt and preferred stock to capitalization, excluding AOCI	24.6%	25.0%	24.4%	23.6%	25.9%	24.7%	25.2%	27.9%
Total rating agency adjusted debt to capitalization [1] [2]	26.1%	26.6%	26.6%	25.7%	29.2%	29.4%	29.7%	29.9%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	9.8:1	9.7:1	10.1:1	11.9:1	6.4:1	7.6:1	7.4:1	7.1:1

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans' unfunded pension liability, the Company's rental expense on operating leases and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $1.1 billion and $0.9 billion as of December 31, 2019 and 2018, respectively.

[2]	Reflects 25% equity credit for the Company's outstanding junior subordinated debentures and 50% equity credit for the Company’s outstanding preferred stock.

[3]
Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income from continuing operations before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
DECEMBER 31, 2019

	P&C	GROUP BENEFITS
U.S. statutory net income [1][5]	$1,391	$513
U.S. statutory capital [2][5]	$10,208	$2,644
U.S. GAAP adjustments:
DAC	760	51
Non-admitted deferred tax assets [3]	142	161
Deferred taxes [4]	(882)	(494)
Goodwill	120	723
Other intangible assets	76	519
Non-admitted assets other than deferred taxes	658	132
Asset valuation and interest maintenance reserve	—	244
Benefit reserves	(55)	(37)
Unrealized gains on investments	1,439	633
Other, net	972	432
U.S. GAAP stockholders’ equity of U.S. insurance entities [5]	13,438	5,008
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	1,232	—
Total U.S. GAAP stockholders’ equity	$14,670	$5,008

[1]	Statutory net income is for the year ended December 31, 2019.

[2]	For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

[3]	Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").

[4]	Represents the tax timing differences between U.S. GAAP and U.S. STAT.

[5]	Excludes insurance operations in the U.K. and continental Europe.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Fixed maturities net unrealized gain	$1,684	$1,768	$1,367	$703	$24	$40	$211	$1,349
OTTI losses recognized in AOCI	(3)	(3)	(3)	(3)	(4)	(4)	(3)	(5)
Net gains (losses) on cash flow hedging instruments	9	17	11	—	(5)	(17)	(12)	(24)
Total net unrealized gain	$1,690	$1,782	$1,375	$700	$15	$19	$196	$1,320
Foreign currency translation adjustments	34	30	34	31	30	34	33	32
Pension and other postretirement plan adjustments	(1,672)	(1,598)	(1,607)	(1,616)	(1,624)	(1,572)	(1,582)	(1,591)
Total AOCI	$52	$214	$(198)	$(885)	$(1,579)	$(1,519)	$(1,353)	$(239)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSSES AND LOSS ADJUSTMENT EXPENSES RESERVE ROLLFORWARD

	THREE MONTHS ENDED DEC 31, 2019
	Commercial Lines	Personal Lines	P&C Other Operations	Total P&C
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$23,111	$2,253	$2,533	$27,897
Reinsurance and other recoverables	4,006	109	968	5,083
Beginning liabilities for unpaid losses and loss adjustment expenses, net	19,105	2,144	1,565	22,814
Navigators Group acquisition	—	—	—	—
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	1,361	539	—	1,900
Current accident year catastrophes	89	26	—	115
Prior accident year development [1]	(37)	(17)	12	(42)
Total provision for unpaid losses and loss adjustment expenses	1,413	548	12	1,973
Change in deferred gain on retroactive reinsurance included in other liabilities [1]	(16)	—	—	(16)
Payments	(1,180)	(559)	(57)	(1,796)
Foreign currency adjustment	11	—	—	11
Ending liabilities for unpaid losses and loss adjustment expenses, net	19,333	2,133	1,520	22,986
Reinsurance and other recoverables [2]	4,030	68	1,177	5,275
Ending liabilities for unpaid losses and loss adjustment expenses, gross	$23,363	$2,201	$2,697	$28,261

	YEAR ENDED DEC 31, 2019
	Commercial Lines	Personal Lines	P&C Other Operations	Total P&C
Beginning liabilities for unpaid losses and loss adjustment expenses, gross	$19,455	$2,456	$2,673	$24,584
Reinsurance and other recoverables	3,137	108	987	4,232
Beginning liabilities for unpaid losses and loss adjustment expenses, net [2]	16,318	2,348	1,686	20,352
Navigators Group acquisition	2,001	—	—	2,001
Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	4,913	2,087	—	7,000
Current accident year catastrophes	323	140	—	463
Prior accident year development [1]	(44)	(42)	21	(65)
Total provision for unpaid losses and loss adjustment expenses	5,192	2,185	21	7,398
Change in deferred gain on retroactive reinsurance included in other liabilities [1]	(16)	—	—	(16)
Payments	(4,161)	(2,400)	(187)	(6,748)
Foreign currency adjustment	(1)	—	—	(1)
Ending liabilities for unpaid losses and loss adjustment expenses, net [3]	19,333	2,133	1,520	22,986
Reinsurance and other recoverables [2]	4,030	68	1,177	5,275
Ending liabilities for unpaid losses and loss adjustment expenses, gross	$23,363	$2,201	$2,697	$28,261

[1]
Prior accident year development does not include the benefit of a portion of losses ceded under the Navigators ADC which, under retroactive reinsurance accounting, is a deferred gain that is recognized over the period the ceded losses are recovered in cash from National Indemnity Company ("NICO"), a subsidiary of Berkshire Hathaway Inc..

[2]	Total P&C includes $640 of reinsurance recoverables for asbestos and environmental reserve development incurred by the Company that was ceded to NICO.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Written premiums	$2,904	$3,057	$2,902	$2,720	$2,554	$2,605	$2,591	$2,658	$11,583	$10,408
Change in unearned premium reserve	(169)	4	114	144	(87)	(29)	(10)	88	93	(38)
Earned premiums	3,073	3,053	2,788	2,576	2,641	2,634	2,601	2,570	11,490	10,446
Fee income	18	17	19	18	18	19	18	19	72	74
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,900	1,867	1,696	1,537	1,595	1,620	1,534	1,537	7,000	6,286
Current accident year catastrophes [3]	115	106	138	104	361	169	188	103	463	821
Prior accident year development [1] [2]	(42)	(47)	35	(11)	(28)	(60)	(47)	(32)	(65)	(167)
Total losses and loss adjustment expenses	1,973	1,926	1,869	1,630	1,928	1,729	1,675	1,608	7,398	6,940
Amortization of DAC	421	420	375	339	334	332	329	328	1,555	1,323
Underwriting expenses	625	567	550	495	516	511	495	470	2,237	1,992
Amortization of other intangible assets	9	8	4	3	2	3	2	1	24	8
Dividends to policyholders	6	12	6	6	5	8	6	4	30	23
Underwriting gain (loss)* [4]	57	137	3	121	(126)	70	112	178	318	234
Net investment income	363	358	348	323	308	311	301	322	1,392	1,242
Net realized capital gains (losses)	52	73	66	143	(132)	37	50	(9)	334	(54)
Loss on reinsurance transaction	—	—	(91)	—	—	—	—	—	(91)	—
Net servicing and other income (expense)	(10)	(14)	(2)	2	(1)	7	3	5	(24)	14
Income before income taxes	462	554	324	589	49	425	466	496	1,929	1,436
Income tax expense (benefit)	85	106	60	107	(10)	76	83	92	358	241
Net income	377	448	264	482	59	349	383	404	1,571	1,195
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(52)	(72)	(65)	(140)	134	(36)	(49)	8	(329)	57
Loss on reinsurance transaction, before tax	—	—	91	—	—	—	—	—	91	—
Integration and transaction costs associated with an acquired business, before tax	12	19	6	1	—	—	—	—	38	—
Change in loss reserves upon acquisition of a business, before tax [1]	—	—	97	—	—	—	—	—	97	—
Change in deferred gain on retroactive reinsurance, before tax [2]	16	—	—	—	—	—	—	—	16	—
Income tax expense (benefit) [6]	7	10	(26)	29	(37)	7	12	(4)	20	(22)
Core earnings	$360	$405	$367	$372	$156	$320	$346	$408	$1,504	$1,230
ROE
Net income available to common stockholders [5]	16.1%	12.0%	11.6%	15.2%	15.1%	15.5%	12.7%	11.9%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(3.7%)	(1.6%)	(1.2%)	(1.2%)	0.8%	(1.7%)	(1.4)%	(1.4)%
Loss on reinsurance transaction, before tax	1.0%	1.0%	1.0%	—%	—%	—%	—%	—%
Integration and transaction costs associated with an acquired business, before tax	0.4%	0.3%	0.1%	—%	—%	—%	—%	—%
Changes in loss reserves upon acquisition of a business, before tax [1]	1.1%	1.1%	1.1%	—%	—%	—%	—%	—%
Change in deferred gain on retroactive reinsurance, before tax [2]	0.2%	—%	—%	—%	—%	—%	—%	—%
Income tax expense (benefit) [6] [7]	0.2%	(0.3%)	(0.3%)	0.1%	(0.3%)	1.2%	1.2%	1.2%
Impact of AOCI, excluded from core earnings ROE	0.8%	0.8%	0.6%	0.7%	0.7%	0.5%	0.5%	0.6%
Core earnings [5]	16.1%	13.3%	12.9%	14.8%	16.3%	15.5%	13.0%	12.3%

[1]	See [4] on page 2 for impact of Navigators Group acquisition.

[2]
For the three and twelve months ended December 31, 2019, prior accident year development does not include the benefit of a portion of losses ceded under the Navigators ADC which, under retroactive reinsurance accounting, is a deferred gain that is recognized over the period the ceded losses are recovered in cash from NICO. The net favorable prior accident year development in fourth quarter 2019 is net of adverse loss development of $16 related to the deferred gain.

[3]
Catastrophe losses for the three months ended December. 31, 2018 included losses from California wildfires totaling $406. The three months ended December. 31, 2018 included an estimated reinsurance recoverable of $82, under the Company's property catastrophe aggregate treaty. Estimates of the fourth quarter 2018 wildfires decreased in fourth quarter 2019 such that the 2018 property aggregate treaty recoverable was $45 as of December 31, 2019.

[4]	Excluding the non-core change in loss reserves upon acquisition of Navigators Group of $97, the underwriting gain for the twelve months ended December 31, 2019 was $415.

[5]
Net income available to common stockholders ROE and Core earnings ROE assume a portion of debt and interest expense and preferred stock and preferred stock dividends accounted for within Corporate are allocated to Property & Casualty. For further information, see Appendix, page 34.

[6]	Generally represents federal income tax expense (benefit) related to before tax items not included in core earnings.

[7]
The three and twelve months ended December 31, 2018 included a $10 Tax Reform benefit as the IRS communicated that a sequestration fee would not be payable on alternative minimum tax credits the Company expects to be refunded.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS AND RESULTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
UNDERWRITING GAIN (LOSS)	57	137	3	121	(126)	70	112	178	318	234
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	61.8	61.2	60.8	59.7	60.4	61.5	59.0	59.8	60.9	60.2
Current accident year catastrophes	3.7	3.5	4.9	4.0	13.7	6.4	7.2	4.0	4.0	7.9
Prior accident year development [2][3]	(1.4)	(1.5)	1.3	(0.4)	(1.1)	(2.3)	(1.8)	(1.2)	(0.6)	(1.6)
Total losses and loss adjustment expenses	64.2	63.1	67.0	63.3	73.0	65.6	64.4	62.6	64.4	66.4
Expenses [4]	33.7	32.0	32.6	31.8	31.6	31.4	31.1	30.4	32.6	31.1
Policyholder dividends	0.2	0.4	0.2	0.2	0.2	0.3	0.2	0.2	0.3	0.2
Combined ratio	98.1	95.5	99.9	95.3	104.8	97.3	95.7	93.1	97.2	97.8
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development [2]	(2.3)	(2.0)	(6.2)	(3.6)	(12.6)	(4.1)	(5.4)	(2.8)	(3.4)	(6.3)
Current accident year change in loss reserves upon acquisition of a business	—	—	(1.1)	—	—	—	—		(0.3)	—
Underlying combined ratio *	95.8	93.6	92.6	91.7	92.2	93.2	90.3	90.3	93.5	91.5

[1]	The three months ended June 30, 2019 and twelve months ended December 31, 2019 include an increase in loss reserves of $29 upon acquisition of Navigators Group (see [4] on page 2).

[2]	The three months ended June 30, 2019 and twelve months ended December 31, 2019 include an increase in loss reserves of $68 upon acquisition of Navigators Group (see [4] on page 2).

[3]	See [2] on page 9 for discussion related to the deferred gain on retroactive reinsurance.

[4]	Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
UNFAVORABLE (FAVORABLE) PRIOR ACCIDENT YEAR DEVELOPMENT
Auto liability - Commercial Lines	$—	$25	$2	$—	$—	$(5)	$(5)	$(5)	$27	$(15)
Auto liability - Personal Lines	(10)	(23)	—	(5)	(8)	(10)	—	—	(38)	(18)
Homeowners	3	(1)	—	1	(5)	(7)	(1)	(12)	3	(25)
Marine	—	(2)	10	—	—	—	—	—	8	—
Professional liability	(3)	(1)	33	—	—	(20)	6	2	29	(12)
Package business	(15)	(23)	(14)	5	(10)	(9)	(15)	8	(47)	(26)
General liability	(1)	19	37	6	20	4	20	8	61	52
Bond	(1)	(2)	—	—	2	—	—	—	(3)	2
Assumed Reinsurance	—	—	3	—	—	—	—	—	3	—
Commercial property	5	(1)	(13)	(2)	(2)	2	1	(13)	(11)	(12)
Workers’ compensation	(30)	(40)	(30)	(20)	(67)	(24)	(48)	(25)	(120)	(164)
Workers' compensation discount accretion	8	8	9	8	10	10	10	10	33	40
Catastrophes	(15)	(5)	(14)	(8)	(2)	(13)	(31)	(3)	(42)	(49)
Uncollectible reinsurance	(30)	—	—	—	—	11	11	—	(30)	22
Other reserve re-estimates	31	(1)	12	4	34	1	5	(2)	46	38
Total prior accident year development, including full benefit of the Navigators ADC cession	(58)	(47)	35	(11)	(28)	(60)	(47)	(32)	(81)	(167)
Change in deferred gain on retroactive reinsurance included in other liabilities [1]	16	—	—	—	—	—	—	—	16	—
Total prior accident year development [2]	$(42)	$(47)	$35	$(11)	$(28)	$(60)	$(47)	$(32)	$(65)	$(167)

[1]	See [2] on page 9 for discussion related to the deferred gain on retroactive reinsurance.

[2]
The prior accident year reserve increase of $68 related to the Navigators Group acquisition is included in the three months ended June 30, 2019 and year ended December 31, 2019 (see [4] on page 2). The change in loss reserves upon acquisition represented increases of $34 for general liability, $25 for professional liability, $10 for marine, $3 for assumed reinsurance and $2 for commercial auto liability, partially offset by a reserve decrease of $6 for commercial property.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Written premiums	$2,190	$2,235	$2,078	$1,949	$1,800	$1,751	$1,734	$1,851	$8,452	$7,136
Change in unearned premium reserve	(86)	(15)	91	172	(6)	(34)	(11)	140	162	89
Earned premiums	2,276	2,250	1,987	1,777	1,806	1,785	1,745	1,711	8,290	7,047
Fee income	9	8	9	9	8	9	8	9	35	34
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,361	1,336	1,179	1,037	1,034	1,055	977	971	4,913	4,037
Current accident year catastrophes [2]	89	74	90	70	37	95	74	69	323	275
Prior accident year development [1] [3]	(37)	(19)	22	(10)	(55)	(53)	(73)	(19)	(44)	(200)
Total losses and loss adjustment expenses	1,413	1,391	1,291	1,097	1,016	1,097	978	1,021	5,192	4,112
Amortization of DAC	356	356	310	274	268	264	259	257	1,296	1,048
Underwriting expenses	461	410	392	337	356	353	336	324	1,600	1,369
Amortization of other intangible assets	7	7	2	2	1	2	1	—	18	4
Dividends to policyholders	6	12	6	6	5	8	6	4	30	23
Underwriting gain (loss) [4]	42	82	(5)	70	168	70	173	114	189	525
Net servicing income (loss)	(1)	2	2	(1)	2	(1)	1	—	2	2
Net investment income	298	291	281	259	247	250	242	258	1,129	997
Net realized capital gains (losses)	42	60	54	115	(106)	29	42	(8)	271	(43)
Loss on reinsurance transaction	—	—	(91)	—	—	—	—	—	(91)	—
Other income (expense)	(11)	(20)	(6)	(1)	(3)	2	(3)	2	(38)	(2)
Income before income taxes	370	415	235	442	308	350	455	366	1,462	1,479
Income tax expense	68	79	44	79	55	61	83	68	270	267
Net income	302	336	191	363	253	289	372	298	1,192	1,212
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(42)	(59)	(54)	(113)	108	(28)	(40)	6	(268)	46
Integration and transaction costs associated with an acquired business, before tax [5]	12	19	6	1	—	—	—	—	38	—
Change in loss reserves upon acquisition of a business, before tax [1]	—	—	97	—	—	—	—	—	97	—
Change in deferred gain on retroactive reinsurance, before tax [3]	16	—	—	—	—	—	—	—	16	—
Loss on reinsurance transaction, before tax	—	—	91	—	—	—			91	—
Income tax expense (benefit) [6]	4	7	(27)	23	(24)	4	9	(2)	7	(13)
Core earnings	$292	$303	$304	$274	$337	$265	$341	$302	$1,173	$1,245

[1]	See [4] on page 2 for impact related to Navigators Group acquisition.

[2]
Catastrophe losses for the three months ended December 31, 2018 included losses from California wildfires totaling $54. The three months ended December 31, 2018 included an estimated reinsurance recoverable of $28 under the Company's property catastrophe aggregate treaty.

[3]	See [2] on page 9 for discussion related to the deferred gain on retroactive reinsurance.

[4]	Excluding the non-core change in loss reserves upon acquisition of Navigators Group of $97, underwriting gain for the twelve months ended December 31, 2019 was $286.

[5]	The three and twelve month periods ended December 31, 2019 included Navigators Group integration costs.

[6]	Generally represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Auto liability	$—	$25	$2	$—	$—	$(5)	$(5)	$(5)	$27	$(15)
Professional liability	(3)	(1)	33	—	—	(20)	6	2	29	(12)
Package business	(15)	(23)	(14)	5	(10)	(9)	(15)	8	(47)	(26)
General liability	(1)	19	37	6	20	4	20	8	61	52
Marine	—	(2)	10	—	—	—	—	—	8	—
Bond	(1)	(2)	—	—	2	—	—	—	(3)	2
Assumed Reinsurance	—	—	3	—	—	—	—	—	3	—
Commercial property	5	(1)	(13)	(2)	(2)	2	1	(13)	(11)	(12)
Workers’ compensation	(30)	(40)	(30)	(20)	(67)	(24)	(48)	(25)	(120)	(164)
Workers' compensation discount accretion	8	8	9	8	10	10	10	10	33	40
Catastrophes	(7)	(5)	(16)	(12)	(4)	(11)	(44)	(8)	(40)	(67)
Uncollectible reinsurance	(5)	—	—	—	—	—	—	—	(5)	—
Other reserve re-estimates	(4)	3	1	5	(4)	—	2	4	5	2
Total prior accident year development, including full benefit for the ADC cession	(53)	(19)	22	(10)	(55)	(53)	(73)	(19)	(60)	(200)
Change in deferred gain on retroactive reinsurance included in other liabilities [1]	16	—	—	—	—	—	—	—	16	—
Total prior accident year development [2]	$(37)	$(19)	$22	$(10)	$(55)	$(53)	$(73)	$(19)	$(44)	$(200)

[1]	See [2] on page 9 for discussion related to the deferred gain on retroactive reinsurance.

[2]
The prior accident year reserve increase of $68 related to the Navigators Group acquisition is included in the three months ended June 30, 2019 and year ended December 31, 2019 (see [4] on page 2). The change in loss reserves upon acquisition represented increases of $34 for general liability, $25 for professional liability, $10 for marine, $3 for assumed reinsurance and $2 for commercial auto liability, partially offset by a reserve decrease of $6 for commercial property.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
UNDERWRITING GAIN (LOSS)	$42	$82	$(5)	$70	$168	$70	$173	$114	$189	$525
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	59.8	59.4	59.3	58.4	57.3	59.1	56.0	56.8	59.3	57.3
Current accident year catastrophes	3.9	3.3	4.5	3.9	2.0	5.3	4.2	4.0	3.9	3.9
Prior accident year development [1]	(1.6)	(0.8)	1.1	(0.6)	(3.0)	(3.0)	(4.2)	(1.1)	(0.5)	(2.8)
Total losses and loss adjustment expenses	62.1	61.8	65.0	61.7	56.3	61.5	56.0	59.7	62.6	58.4
Expenses [2]	35.8	34.0	35.0	34.0	34.2	34.2	33.7	33.4	34.7	33.9
Policyholder dividends	0.3	0.5	0.3	0.3	0.3	0.4	0.3	0.2	0.4	0.3
Combined ratio [3] [4]	98.2	96.4	100.3	96.1	90.7	96.1	90.1	93.3	97.7	92.6
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(2.3)	(2.5)	(5.6)	(3.3)	1.0	(2.3)	—	2.9	(3.4)	(1.1)
Current accident year change in loss reserves upon acquisition of a business	—	—	(1.5)	—	—	—	—	—	(0.3)	—
Underlying combined ratio	95.9	93.9	93.2	92.7	91.7	93.7	90.0	90.4	94.0	91.5

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	93.0	86.6	89.2	92.4	83.4	88.3	85.6	88.9	90.3	86.5
Current accident year catastrophes	4.4	1.9	5.6	3.4	2.1	2.7	5.5	3.5	3.8	3.4
Prior accident year development	(3.1)	(3.2)	(4.3)	0.1	(4.7)	(2.8)	(5.1)	(2.0)	(2.6)	(3.7)
Underlying combined ratio	91.7	87.9	87.8	88.9	86.0	88.4	85.2	87.5	89.1	86.7
MIDDLE & LARGE COMMERCIAL
Combined ratio	100.5	107.3	105.8	103.0	99.0	111.7	97.8	100.7	104.1	102.4
Current accident year catastrophes	4.2	5.4	4.1	5.0	0.9	10.0	3.3	5.9	4.7	5.0
Prior accident year development	(1.1)	2.4	0.7	(0.2)	(1.8)	0.4	(2.6)	(0.2)	0.4	(1.0)
Underlying combined ratio	97.4	99.6	100.9	98.1	99.9	101.2	97.1	95.0	99.0	98.4
GLOBAL SPECIALTY
Combined ratio [1] [3] [4]	104.5	97.9	120.4	85.7	95.4	69.6	92.1	86.1	103.6	85.9
Current accident year catastrophes	2.7	2.9	2.3	2.3	6.7	0.4	0.2	—	2.6	1.9
Prior accident year development [1]	1.1	(1.1)	18.2	(5.9)	0.4	(20.6)	3.8	—	3.1	(4.1)
Current accident year change in loss reserves upon acquisition of a business	—	—	9.1	—	—	—	—	—	1.9	—
Underlying combined ratio	100.8	96.2	90.7	89.4	88.4	89.8	88.1	86.1	96.0	88.1

[1]	See [2] on page 9 for discussion related to the deferred gain on retroactive reinsurance.

[2]	Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

[3]
Includes $16 of prior accident year development related to the deferred gain on retroactive reinsurance for the Navigators ADC, representing 0.7 points and 3.0 points of the combined ratio for Commercial Lines and global specialty, respectively, in the three months ended December 31, 2019.  The $16 deferred gain represents 0.2 points and 1.0 points of the combined ratio for Commercial Lines and global specialty, respectively, in the year ended December 31, 2019.

[4]
Combined ratio for the year ended December 31, 2019 includes loss reserve increases upon acquisition of Navigators Group of $97 (prior accident year reserve increases of $68 and current accident year reserve increases of $29), or 1.2 points of the Commercial Lines combined ratio and 5.9 points of the Global Specialty combined ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
WRITTEN PREMIUMS
Small Commercial	$881	$897	$960	$1,010	$889	$898	$906	$978	$3,748	$3,671
Middle & Large Commercial	779	768	757	757	742	686	657	716	3,061	2,801
Middle Market [1]	673	675	673	641	653	605	569	600	2,662	2,427
National Accounts and Other	106	93	84	116	89	81	88	116	399	374
Global Specialty	519	559	353	171	156	155	161	145	1,602	617
U.S. [2]	364	376	274	171	156	155	161	145	1,185	617
International [3]	113	115	43	—	—	—	—	—	271	—
Global Re [4]	42	68	36	—	—	—	—	—	146	—
Other	11	11	8	11	13	12	10	12	41	47
Total	$2,190	$2,235	$2,078	$1,949	$1,800	$1,751	$1,734	$1,851	$8,452	$7,136
EARNED PREMIUMS
Small Commercial	$939	$936	$933	$910	$930	$920	$907	$894	$3,718	$3,651
Middle & Large Commercial	786	765	729	703	710	702	675	659	2,983	2,746
Middle Market [1]	683	674	637	608	610	598	580	564	2,602	2,352
National Accounts and Other	103	91	92	95	100	104	95	95	381	394
Global Specialty	542	538	314	153	156	151	152	146	1,547	605
U.S. [2]	360	362	241	153	156	151	152	146	1,116	605
International [3]	106	101	44	—	—	—	—	—	251	—
Global Re [4]	76	75	29	—	—	—	—	—	180	—
Other	9	11	11	11	10	12	11	12	42	45
Total	$2,276	$2,250	$1,987	$1,777	$1,806	$1,785	$1,745	$1,711	$8,290	$7,047

U.S. STANDARD COMMERCIAL LINES STATISTICAL PREMIUM INFORMATION [5]
New Business Premium
Small Commercial	$138	$150	$183	$175	$157	$145	$142	$156	$646	$600
Middle Market	$121	$146	$177	$140	$136	$131	$135	$138	$584	$540
Renewal Price Increases [6]
Standard Commercial Lines - Written	3.5%	3.0%	2.4%	1.7%	1.6%	1.9%	3.1%	2.8%	2.7%	2.4%
Standard Commercial Lines - Earned	2.7%	2.2%	2.1%	2.3%	2.5%	3.0%	3.2%	3.3%	2.3%	3.0%
Policy Count Retention [6]
Small Commercial	83%	83%	83%	84%	83%	83%	82%	82%	83%	82%
Middle Market	77%	83%	81%	81%	79%	78%	77%	78%	80%	78%
Premium Retention [6]
Small Commercial	86%	85%	86%	85%	83%	85%	84%	85%	85%	84%
Middle Market	81%	83%	86%	84%	84%	84%	81%	81%	84%	83%
Policies in Force (in thousands) [6]
Small Commercial	1,291	1,294	1,291	1,280	1,271	1,264	1,259	1,258
Middle Market	62	64	64	64	64	64	65	65

[1]
The three months ended December 31, 2019, September 30, 2019 and June 30, 2019, included $28, $32 and $12 of written premium, respectively, and $26, $25 and $9 of earned premium, respectively, related to the business from Navigators Group

[2]
The three months ended December 31, 2019, September 30, 2019 and June 30, 2019, included $210, $208 and $99 of written premium, respectively, and $196, $198 and $80 of earned premium, respectively, related to the business from Navigators Group.

[3]	International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures.

[4]	Global Re includes accident and health and other assumed premiums previously written by Navigators Re.

[5]	Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines.

[6]	Excludes certain risk classes of higher hazard general liability in middle market.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Written premiums	$714	$822	$824	$771	$758	$854	$857	$807	$3,131	$3,276
Change in unearned premium reserve	(81)	19	23	(28)	(77)	5	1	(52)	(67)	(123)
Earned premiums	795	803	801	799	835	849	856	859	3,198	3,399
Fee income	9	9	10	9	10	10	10	10	37	40
Losses and loss adjustment expenses
Current accident year before catastrophes	539	531	517	500	561	565	557	566	2,087	2,249
Current accident year catastrophes [1]	26	32	48	34	324	74	114	34	140	546
Prior accident year development	(17)	(28)	4	(1)	(11)	(18)	10	(13)	(42)	(32)
Total losses and loss adjustment expenses	548	535	569	533	874	621	681	587	2,185	2,763
Amortization of DAC	65	64	65	65	66	68	70	71	259	275
Underwriting expenses	161	154	155	155	157	155	156	143	625	611
Amortization of other intangible assets	2	1	2	1	1	1	1	1	6	4
Underwriting gain (loss)	28	58	20	54	(253)	14	(42)	67	160	(214)
Net servicing income	2	4	4	3	3	5	4	4	13	16
Net investment income	45	46	46	42	39	39	37	40	179	155
Net realized capital gains (losses)	7	9	8	19	(17)	5	5	—	43	(7)
Other income (expense)	—	—	(2)	1	(2)	1	1	(1)	(1)	(1)
Income (loss) before income taxes	82	117	76	119	(230)	64	5	110	394	(51)
Income tax expense (benefit)	16	23	14	23	(52)	13	(1)	21	76	(19)
Net income (loss)	66	94	62	96	(178)	51	6	89	318	(32)
Adjustments to reconcile net income (loss) to core earnings (losses):
Net realized capital losses (gains), excluded from core earnings, before tax	(7)	(9)	(8)	(18)	17	(5)	(6)	1	(42)	7
Income tax expense (benefit) [2]	2	2	1	4	(5)	1	2	(1)	9	(3)
Core earnings (losses)	$61	$87	$55	$82	$(166)	$47	$2	$89	$285	$(28)

[1]
Catastrophe losses for the three months ended December 31, 2018 included losses from California wildfires totaling $352. The three months ended December 31, 2018 included an estimated reinsurance recoverable of $54 under the Company's property catastrophe aggregate treaty.

[2]	Generally represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Auto liability	$(10)	$(23)	$—	$(5)	$(8)	$(10)	$—	$—	$(38)	$(18)
Homeowners	3	(1)	—	1	(5)	(7)	(1)	(12)	3	(25)
Catastrophes	(8)	—	2	4	2	(2)	13	5	(2)	18
Other reserve re-estimates, net	(2)	(4)	2	(1)	—	1	(2)	(6)	(5)	(7)
Total prior accident year development	$(17)	$(28)	$4	$(1)	$(11)	$(18)	$10	$(13)	$(42)	$(32)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
UNDERWRITING GAIN (LOSS)	$28	$58	$20	$54	$(253)	$14	$(42)	$67	$160	$(214)
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	67.8	66.1	64.5	62.6	67.2	66.5	65.1	65.9	65.3	66.2
Current accident year catastrophes	3.3	4.0	6.0	4.3	38.8	8.7	13.3	4.0	4.4	16.1
Prior accident year development	(2.1)	(3.5)	0.5	(0.1)	(1.3)	(2.1)	1.2	(1.5)	(1.3)	(0.9)
Total losses and loss adjustment expenses	68.9	66.6	71.0	66.7	104.7	73.1	79.6	68.3	68.3	81.3
Expenses	27.5	26.2	26.5	26.5	25.6	25.2	25.4	23.9	26.7	25.0
Combined ratio	96.5	92.8	97.5	93.2	130.3	98.4	104.9	92.2	95.0	106.3
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(1.2)	(0.5)	(6.5)	(4.2)	(37.5)	(6.6)	(14.5)	(2.5)	(3.1)	(15.2)
Underlying combined ratio	95.3	92.3	91.0	89.1	92.8	91.8	90.4	89.8	91.9	91.2
PRODUCT
Automobile
Combined ratio	100.3	95.7	97.2	93.1	102.9	98.9	99.7	93.1	96.6	98.6
Current accident year catastrophes	0.6	1.2	0.9	0.6	0.9	2.0	3.4	0.5	0.8	1.7
Prior accident year development	(2.8)	(4.2)	(0.5)	(1.1)	(1.5)	(1.7)	(0.2)	(1.6)	(2.1)	(1.3)
Underlying combined ratio	102.5	98.8	96.7	93.6	103.6	98.5	96.5	94.2	97.9	98.2
Homeowners
Combined ratio	87.8	86.5	99.3	93.1	194.3	96.9	117.8	89.8	91.7	124.3
Current accident year catastrophes	9.2	10.6	17.6	12.7	126.5	23.6	36.4	12.0	12.5	49.2
Prior accident year development	(0.4)	(0.7)	2.6	2.1	(0.9)	(3.0)	5.0	(1.1)	0.9	—
Underlying combined ratio	79.1	76.6	79.2	78.4	68.7	76.3	76.4	78.9	78.3	75.1

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$590	$690	$692	$643	$615	$706	$704	$654	$2,615	$2,679
AARP Agency	58	59	60	62	63	64	67	67	239	261
Other Agency	58	64	63	58	71	73	77	77	243	298
Other	8	9	9	8	9	11	9	9	34	38
Total	$714	$822	$824	$771	$758	$854	$857	$807	$3,131	$3,276
EARNED PREMIUMS
AARP Direct	$664	$667	$663	$657	$681	$687	$684	$681	$2,651	$2,733
AARP Agency	61	62	63	65	68	71	74	77	251	290
Other Agency	63	64	66	68	75	83	86	92	261	336
Other	7	10	9	9	11	8	12	9	35	40
Total	$795	$803	$801	$799	$835	$849	$856	$859	$3,198	$3,399
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$495	$562	$564	$555	$523	$583	$586	$581	$2,176	$2,273
Homeowners	219	260	260	216	235	271	271	226	955	1,003
Total	$714	$822	$824	$771	$758	$854	$857	$807	$3,131	$3,276
EARNED PREMIUMS
Automobile	$551	$558	$557	$555	$582	$591	$596	$600	$2,221	$2,369
Homeowners	244	245	244	244	253	258	260	259	977	1,030
Total	$795	$803	$801	$799	$835	$849	$856	$859	$3,198	$3,399

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
New Business Premium
Automobile	$47	$58	$59	$56	$43	$47	$42	$37	$220	$169
Homeowners	$16	$21	$20	$16	$14	$12	$11	$9	$73	$46
Renewal Written Price Increases
Automobile	3.9%	4.1%	4.8%	5.5%	5.1%	6.0%	8.1%	9.5%	4.6%	7.2%
Homeowners	5.1%	5.9%	7.0%	7.9%	9.1%	9.9%	10.4%	9.4%	6.5%	9.7%
Renewal Earned Price Increases
Automobile	4.6%	5.1%	5.6%	6.5%	7.8%	9.2%	10.4%	10.7%	5.5%	9.6%
Homeowners	7.0%	8.0%	8.9%	9.6%	9.7%	9.5%	9.2%	8.9%	8.4%	9.3%
Policy Count Retention
Automobile	85%	85%	85%	85%	83%	83%	82%	80%	85%	82%
Homeowners	85%	86%	85%	84%	84%	83%	84%	82%	85%	83%
Premium Retention
Automobile	86%	87%	87%	87%	84%	85%	86%	85%	87%	85%
Homeowners	88%	90%	90%	89%	90%	90%	91%	89%	89%	90%
Policies in Force (in thousands)
Automobile	1,422	1,445	1,465	1,485	1,510	1,547	1,589	1,641
Homeowners	877	893	903	913	927	948	978	1,008

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Written premiums	$—	$—	$—	$—	$(4)	$—	$—	$—	$—	$(4)
Change in unearned premium reserve	(2)	—	—	—	(4)	—	—	—	(2)	(4)
Earned premiums	2	—	—	—	—	—	—	—	2	—
Losses and loss adjustment expenses
Prior accident year development [1]	$12	$—	$9	$—	$38	$11	$16	—	$21	$65
Total losses and loss adjustment expenses	12	—	9	—	38	11	16	—	21	65
Underwriting expenses	3	3	3	3	3	3	3	3	12	12
Underwriting loss	(13)	(3)	(12)	(3)	(41)	(14)	(19)	(3)	(31)	(77)
Net investment income	20	21	21	22	22	22	22	24	84	90
Net realized capital gains (losses)	3	4	4	9	(9)	3	3	(1)	20	(4)
Other expense	—	—	—	—	(1)	—	—	—	—	(1)
Income (loss) before income taxes	10	22	13	28	(29)	11	6	20	73	8
Income tax expense (benefit)	1	4	2	5	(13)	2	1	3	12	(7)
Net income (loss)	9	18	11	23	(16)	9	5	17	61	15
Adjustments to reconcile net income to core earnings (losses):
Net realized capital losses (gains), excluded from core earnings, before tax	(3)	(4)	(3)	(9)	9	(3)	(3)	1	(19)	4
Income tax expense (benefit) [2]	1	1	—	2	(8)	2	1	(1)	4	(6)
Core earnings (losses)	$7	$15	$8	$16	$(15)	$8	$3	$17	$46	$13

[1]
Prior accident year development for the three months ended December 31, 2018 represented an increase in reserves for unallocated loss adjustment expenses.The Company recognized no change in asbestos and environmental net loss and loss adjustment expense reserves during fourth quarter 2019 as gross adverse development of $117 (of which $132 was recorded in P&C Other Operations) was offset by losses ceded to NICO of $117 (of which $132 was recorded in P&C Other Operations).

[2]	Generally represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Earned premiums	$1,345	$1,337	$1,377	$1,364	$1,356	$1,353	$1,357	$1,357	$5,423	$5,423
Fee income	45	45	45	45	44	43	44	44	180	175
Net investment income	123	121	121	121	121	117	115	121	486	474
Net realized capital gains (losses)	8	14	7	5	(21)	(3)	2	(25)	34	(47)
Total revenues	1,521	1,517	1,550	1,535	1,500	1,510	1,518	1,497	6,123	6,025
Benefits, losses and loss adjustment expenses	957	983	1,062	1,053	1,016	1,054	1,059	1,085	4,055	4,214
Amortization of DAC	13	14	14	13	12	12	11	10	54	45
Insurance operating costs and other expenses	343	329	324	315	325	319	317	321	1,311	1,282
Amortization of other intangible assets	10	10	11	10	12	15	16	17	41	60
Total benefits, losses and expenses	1,323	1,336	1,411	1,391	1,365	1,400	1,403	1,433	5,461	5,601
Income before income taxes	198	181	139	144	135	110	115	64	662	424
Income tax expense	39	35	26	26	22	33	19	10	126	84
Net income	159	146	113	118	113	77	96	54	536	340
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(7)	(15)	(6)	(5)	22	3	—	26	(33)	51
Integration and transaction costs associated with acquired business, before tax	8	9	10	9	12	12	11	12	36	47
Income tax expense (benefit) [1]	1	1	(2)	—	(11)	10	(3)	(7)	—	(11)
Core earnings	$161	$141	$115	$122	$136	$102	$104	$85	$539	$427
Margin
Net income margin	10.5%	9.6%	7.3%	7.7%	7.5%	5.1%	6.3%	3.6%	8.8%	5.6%
Core earnings margin*	10.6%	9.4%	7.5%	8.0%	8.9%	6.7%	6.9%	5.6%	8.9%	7.0%
ROE
Net income available to common stockholders [2]	14.2%	12.9%	11.2%	11.1%	9.3%	12.0%	11.9%	10.9%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(1.0%)	(0.1%)	0.4%	0.6%	1.7%	1.0%	0.6%	0.1%
Integration and transaction costs associated with acquired business, before tax	1.1%	1.2%	1.3%	1.4%	1.5%	2.1%	1.6%	1.2%
Income tax benefit [1]	—%	(0.4%)	(0.1%)	(0.1%)	(0.4%)	(2.2%)	(2.6)%	(2.3)%
Impact of AOCI, excluded from core earnings ROE	0.5%	0.7%	0.5%	0.3%	0.2%	0.2%	0.4%	0.4%
Core earnings [2]	14.8%	14.3%	13.3%	13.3%	12.3%	13.1%	11.9%	10.3%

[1]	Generally represents federal income tax expense (benefit) related to before tax items not included in core earnings.

[2]
Net income ROE and core earnings ROE assume a portion of debt and interest expense and preferred stock and preferred stock dividends accounted for within Corporate are allocated to Group Benefits. For further information, see Appendix, page 34.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
PREMIUMS
Fully insured ongoing premiums
Group disability	$657	$652	$679	$659	$651	$641	$642	$633	$2,647	$2,567
Group life	620	621	633	641	643	652	651	664	2,515	2,610
Other [1]	67	64	61	62	62	60	59	60	254	241
Total fully insured ongoing premiums	1,344	1,337	1,373	1,362	1,356	1,353	1,352	1,357	5,416	5,418
Total buyouts [2]	1	—	4	2	—	—	5	—	7	5
Total premiums	$1,345	$1,337	$1,377	$1,364	$1,356	$1,353	$1,357	$1,357	$5,423	$5,423
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$43	$29	$48	$219	$37	$48	$47	$260	$339	$392
Group life	16	30	43	143	21	47	34	160	232	262
Other [1]	8	15	8	45	3	9	4	34	76	50
Total fully insured ongoing sales	67	74	99	407	61	104	85	454	647	704
Total buyouts [2]	1	—	4	2	—	—	5	—	7	5
Total sales	$68	$74	$103	$409	$61	$104	$90	$454	$654	$709
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio	62.0%	64.4%	72.9%	69.6%	67.5%	75.9%	74.3%	74.9%	67.3%	73.1%
Group life loss ratio	78.1%	80.8%	77.8%	81.3%	78.8%	76.6%	77.4%	80.9%	79.5%	78.4%
Total loss ratio	68.8%	71.1%	74.6%	74.7%	72.6%	75.5%	75.5%	77.4%	72.3%	75.3%
Expense ratio [3]	25.8%	24.9%	23.9%	23.4%	24.1%	23.9%	23.9%	24.0%	24.5%	24.0%

[1]	Includes other group coverages such as retiree health insurance, critical illness, accident, hospital indemnity and participant accident coverages.

[2]	Takeover of open claim liabilities and other non-recurring premium amounts.

[3]	Integration and transaction costs related to the acquisition of Aetna's U.S. group life and disability business are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Investment management fees	$185	$183	$180	$171	$174	$188	$182	$181	$719	$725
Shareholder servicing fees	22	22	21	21	21	23	22	21	86	87
Other revenue	51	50	52	48	53	57	58	57	201	225
Net realized capital gains (losses)	2	1	—	2	(3)	—	(1)	—	5	(4)
Total revenues	260	256	253	242	245	268	261	259	1,011	1,033
Sub-advisory expense	67	67	65	62	64	69	66	66	261	265
Employee compensation and benefits	28	26	28	32	29	28	27	29	114	113
Distribution and service	83	84	84	81	82	91	91	91	332	355
General, administrative and other [1]	31	28	29	30	25	28	31	30	118	114
Total expenses	209	205	206	205	200	216	215	216	825	847
Income before income taxes	51	51	47	37	45	52	46	43	186	186
Income tax expense	10	11	9	7	9	11	9	9	37	38
Net income	$41	$40	$38	$30	$36	$41	$37	$34	$149	$148
Adjustments to reconcile net income to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(1)	(1)	—	(2)	3	—	1	—	(4)	4
Income tax benefit	—	—	—	—	(1)	—	—	—	—	(1)
Core earnings	$40	$39	$38	$28	$38	$41	$38	$34	$145	$151
Daily average Hartford Funds AUM	$121,709	$119,738	$117,875	$112,210	$112,097	$119,897	$117,070	$117,301	$117,914	$116,876
Return on assets (bps, net of tax) [2]
Net income	13.0	13.3	12.9	10.9	12.6	13.6	12.6	11.9	12.5	12.6
Core earnings*	12.7	12.9	12.9	10.3	13.4	13.6	12.8	11.9	12.2	12.9
ROE
Net income available to common stockholders [3]	49.7%	48.0%	49.7%	51.3%	54.2%	51.8%	47.9%	44.3%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains) excluded from core earnings, before tax	(1.4%)	—%	0.4%	0.7%	1.5%	0.4%	0.4%	—%
Income tax expense (benefit)	—%	(0.3%)	(0.4%)	(0.4%)	(0.4%)	1.5%	1.5%	1.6%
Impact of AOCI, excluded from core earnings ROE	(0.5%)	(0.6%)	(0.6%)	(0.4%)	(0.5%)	(0.4%)	(0.3)%	(0.2)%
Core earnings [3]	47.8%	47.1%	49.1%	51.2%	54.8%	53.3%	49.5%	45.7%

[1]	The three months and year ended December 31, 2019 and 2018 included a state tax expense of $2 and a benefit of $4, respectively.

[2]	Represents annualized earnings divided by daily average assets under management ("AUM"), as measured in basis points ("bps") which represents one hundredth of one percent.

[3]
Net income ROE and core earnings ROE assume a portion of debt and interest expense and preferred stock and preferred stock dividends accounted for within Corporate are allocated to Hartford Funds. For further information, see Appendix, page 34.

* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Equity Funds
Beginning balance	$66,999	$68,474	$66,158	$56,986	$69,463	$66,285	$64,702	$63,740	$56,986	$63,740
Sales	2,888	3,003	3,761	4,358	3,749	3,672	3,452	4,175	14,010	15,048
Redemptions	(3,554)	(3,867)	(4,153)	(3,893)	(5,376)	(3,449)	(3,116)	(3,749)	(15,467)	(15,690)
Net flows	(666)	(864)	(392)	465	(1,627)	223	336	426	(1,457)	(642)
Change in market value and other	5,296	(611)	2,708	8,707	(10,850)	2,955	1,247	536	16,100	(6,112)
Ending balance	$71,629	$66,999	$68,474	$66,158	$56,986	$69,463	$66,285	$64,702	$71,629	$56,986
Fixed Income Funds
Beginning balance	$15,685	$15,569	$15,070	$14,467	$14,831	$14,556	$14,378	$14,401	$14,467	$14,401
Sales	1,421	1,420	1,274	1,314	1,222	946	1,119	1,002	5,429	4,289
Redemptions	(1,122)	(1,491)	(1,121)	(1,138)	(1,541)	(772)	(960)	(1,030)	(4,872)	(4,303)
Net flows	299	(71)	153	176	(319)	174	159	(28)	557	(14)
Change in market value and other	146	187	346	427	(45)	101	19	5	1,106	80
Ending balance	$16,130	$15,685	$15,569	$15,070	$14,467	$14,831	$14,556	$14,378	$16,130	$14,467
Multi-Strategy Investments Funds [1]
Beginning balance	$20,429	$20,095	$19,540	$18,233	$20,062	$19,894	$20,137	$20,469	$18,233	$20,469
Sales	952	776	672	640	622	558	681	1,000	3,040	2,861
Redemptions	(825)	(768)	(823)	(869)	(1,079)	(971)	(931)	(914)	(3,285)	(3,895)
Net flows	127	8	(151)	(229)	(457)	(413)	(250)	86	(245)	(1,034)
Change in market value and other	776	326	706	1,536	(1,372)	581	7	(418)	3,344	(1,202)
Ending balance	$21,332	$20,429	$20,095	$19,540	$18,233	$20,062	$19,894	$20,137	$21,332	$18,233
Exchange-traded Products ("ETP") AUM
Beginning balance	$2,847	$2,751	$2,457	$1,871	$1,177	$930	$666	$480	$1,871	$480
Net flows	458	127	285	462	721	261	228	194	1,332	1,404
Change in market value and other	137	(31)	9	124	(27)	(14)	36	(8)	239	(13)
Ending balance	$3,442	$2,847	$2,751	$2,457	$1,871	$1,177	$930	$666	$3,442	$1,871
Mutual Fund and ETP AUM
Beginning balance	$105,960	$106,889	$103,225	$91,557	$105,533	$101,665	$99,883	$99,090	$91,557	$99,090
Sales - mutual fund	5,261	5,199	5,707	6,312	5,593	5,176	5,252	6,177	22,479	22,198
Redemptions - mutual fund	(5,501)	(6,126)	(6,097)	(5,900)	(7,996)	(5,192)	(5,007)	(5,693)	(23,624)	(23,888)
Net flows - ETP	458	127	285	462	721	261	228	194	1,332	1,404
Net flows - mutual fund and ETP	218	(800)	(105)	874	(1,682)	245	473	678	187	(286)
Change in market value and other	6,355	(129)	3,769	10,794	(12,294)	3,623	1,309	115	20,789	(7,247)
Ending balance	112,533	105,960	106,889	103,225	91,557	105,533	101,665	99,883	112,533	91,557
Talcott Resolution life and annuity separate account AUM [2]	14,425	14,021	14,412	14,364	13,283	15,543	15,376	15,614	14,425	13,283
Hartford Funds AUM	$126,958	$119,981	$121,301	$117,589	$104,840	$121,076	$117,041	$115,497	$126,958	$104,840

[1]	Includes balanced, allocation, and alternative investment products.

[2]	Represents AUM of the the life and annuity business sold in May 2018 that is still managed by the Company's Hartford Funds segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Fee income	$12	$14	$11	$13	$11	$15	$4	$2	$50	$32
Other revenue [1]	28	24	10	34	13	6	2	—	96	21
Net investment income	15	10	17	24	26	15	11	7	66	59
Net realized capital gains (losses)	1	1	7	13	(16)	4	1	4	22	(7)
Total revenues	56	49	45	84	34	40	18	13	234	105
Benefits, losses and loss adjustment expenses [2]	9	5	3	2	2	3	4	2	19	11
Insurance operating costs and other expenses	17	20	33	13	24	25	19	15	83	83
Loss on extinguishment of debt	—	90	—	—	—	—	6	—	90	6
Interest expense	65	67	63	64	70	69	79	80	259	298
Total expenses	91	182	99	79	96	97	108	97	451	398
Income (loss) from continuing operations before income taxes	(35)	(133)	(54)	5	(62)	(57)	(90)	(84)	(217)	(293)
Income tax expense (benefit) [3]	(6)	(34)	(11)	5	(50)	(17)	(8)	(20)	(46)	(95)
Loss from continuing operations, net of tax	(29)	(99)	(43)	—	(12)	(40)	(82)	(64)	(171)	(198)
Income from discontinued operations, net of tax	—	—	—	—	—	5	148	169	—	322
Net income (loss)	(29)	(99)	(43)	—	(12)	(35)	66	105	(171)	124
Preferred stock dividends	5	11	—	5	6	—	—	—	21	6
Net income (loss) available to common stockholders	(34)	(110)	(43)	(5)	(18)	(35)	66	105	(192)	118
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized capital losses (gains), excluded from core earnings, before tax	(2)	—	(8)	(13)	16	(4)	(2)	(4)	(23)	6
Loss on extinguishment of debt, before tax	—	90	—	—	—	—	6	—	90	6
Transaction costs, before tax [4]	1	1	15	—	—	—	—	—	17	—
Income tax expense (benefit) [3] [5]	(4)	(18)	1	3	(44)	(1)	2	2	(18)	(41)
Income from discontinued operations, net of tax	—	—	—	—	—	(5)	(148)	(169)	—	(322)
Core losses	$(39)	$(37)	$(35)	$(15)	$(46)	$(45)	$(76)	$(66)	$(126)	$(233)

[1]
The three and twelve months ended December 30, 2019, include $21 and $66, respectively, of income before tax from the Company's retained 9.7% equity interest in the limited partnership that acquired the life and annuity business sold in May 2018.

[2]	Includes benefits, losses and loss adjustment expenses for run-off structured settlement and terminal funding agreement liabilities.

[3]
The three and twelve months ended December 31, 2018 included a $40 Tax Reform benefit as the IRS communicated that a sequestration fee would not be payable on alternative minimum tax credits the Company expects to be refunded.

[4]	Related to transaction costs incurred in connection with the acquisition of Navigators Group that are included in insurance operating costs and other expenses.

[5]	Generally represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Net Investment Income
Fixed maturities [1]
Taxable	$319	$306	$296	$284	$282	$269	$252	$238	$1,205	$1,041
Tax-exempt	81	86	90	97	100	101	106	111	354	418
Total fixed maturities	400	392	386	381	382	370	358	349	1,559	1,459
Equity securities	15	12	12	7	14	6	6	6	46	32
Mortgage loans	47	37	41	40	39	35	34	33	165	141
Limited partnerships and other alternative investments [2]	51	65	60	56	48	45	39	73	232	205
Other [3]	11	5	7	9	(7)	10	9	8	32	20
Subtotal	524	511	506	493	476	466	446	469	2,034	1,857
Investment expense	(21)	(21)	(18)	(23)	(19)	(22)	(18)	(18)	(83)	(77)
Total net investment income	$503	$490	$488	$470	$457	$444	$428	$451	$1,951	$1,780
Annualized investment yield, before tax [4]	4.0%	4.0%	4.2%	4.1%	4.0%	4.0%	3.9%	4.2%	4.1%	4.0%
Annualized limited partnerships and other alternative investment yield, before tax [4]	11.9%	15.3%	13.9%	13.4%	11.6%	10.6%	9.5%	18.6%	14.4%	13.2%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	3.8%	3.6%	3.8%	3.7%	3.7%	3.7%	3.7%	3.7%	3.7%	3.7%
Annualized investment yield, net of tax [4]	3.3%	3.3%	3.4%	3.4%	3.3%	3.3%	3.3%	3.5%	3.4%	3.3%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	3.1%	3.0%	3.1%	3.1%	3.1%	3.1%	3.1%	3.0%	3.1%	3.1%
Average reinvestment rate [5]	3.1%	3.1%	3.5%	4.1%	4.3%	4.0%	4.0%	3.8%	3.4%	4.0%
Average sales/maturities yield [6]	3.8%	4.1%	4.0%	4.1%	4.0%	3.8%	3.7%	3.3%	4.0%	3.7%
Portfolio duration (in years) [7]	5.0	4.9	4.9	4.8	4.7	4.9	4.9	5.1	5.0	4.7

[1]	Includes income on short-term investments.

[2]	Other alternative investments include an insurer-owned life insurance policy which is invested in hedge funds and other investments.

[3]	Includes income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]
Represents annualized net investment income divided by the monthly average invested assets at amortized cost as applicable, excluding repurchase agreement and securities lending collateral, if any, and derivatives book value.

[5]
Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[6]
Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.

[7]	Excludes certain short-term investments.
* Denotes financial measure not calculated in accordance with generally accepted accounting principles (non-GAAP).

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Net Investment Income
Fixed maturities [1]
Taxable	$232	$218	$201	$182	$184	$178	$168	$163	$833	$693
Tax-exempt	59	65	68	73	76	77	79	82	265	314
Total fixed maturities	291	283	269	255	260	255	247	245	1,098	1,007
Equity securities	9	9	8	5	5	5	5	4	31	19
Mortgage loans	32	26	28	27	28	24	23	24	113	99
Limited partnerships and other alternative investments [2]	38	52	50	46	37	35	33	58	186	163
Other [3]	9	3	7	7	(8)	8	6	4	26	10
Subtotal	379	373	362	340	322	327	314	335	1,454	1,298
Investment expense	(16)	(15)	(14)	(17)	(14)	(16)	(13)	(13)	(62)	(56)
Total net investment income	$363	$358	$348	$323	$308	$311	$301	$322	$1,392	$1,242
Annualized investment yield, before tax [4]	4.0%	4.0%	4.2%	4.2%	4.0%	4.1%	4.0%	4.3%	4.1%	4.1%
Annualized limited partnerships and other alternative investment yield, before tax [4]	10.6%	14.6%	13.9%	13.0%	10.7%	9.8%	9.3%	17.0%	13.7%	12.3%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.7%	3.6%	3.8%	3.8%	3.7%	3.8%	3.8%	3.7%	3.7%	3.7%
Annualized investment yield, net of tax [4]	3.3%	3.3%	3.5%	3.6%	3.3%	3.4%	3.4%	3.5%	3.4%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.1%	3.0%	3.2%	3.2%	3.0%	3.2%	3.2%	3.1%	3.1%	3.1%
Average reinvestment rate [5]	3.0%	3.1%	3.5%	4.1%	4.4%	3.9%	4.0%	3.7%	3.4%	4.0%
Average sales/maturities yield [6]	3.8%	4.1%	3.9%	4.1%	4.1%	3.8%	3.9%	3.7%	3.9%	3.9%
Portfolio duration (in years) [7]	4.8	4.8	4.8	4.9	4.9	4.9	4.9	4.9	4.8	4.9
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Net Investment Income
Fixed maturities [1]
Taxable	$79	$81	$81	$81	$80	$77	$75	$70	$322	$302
Tax-exempt	20	20	20	22	22	23	25	27	82	97
Total fixed maturities	99	101	101	103	102	100	100	97	404	399
Equity securities	—	1	1	—	1	—	—	1	2	2
Mortgage loans	15	11	13	13	11	11	11	9	52	42
Limited partnerships and other alternative investments [2]	13	13	10	10	11	10	6	15	46	42
Other [3]	1	1	—	1	1	2	3	4	3	10
Subtotal	128	127	125	127	126	123	120	126	507	495
Investment expense	(5)	(6)	(4)	(6)	(5)	(6)	(5)	(5)	(21)	(21)
Total net investment income	$123	$121	$121	$121	$121	$117	$115	$121	$486	$474
Annualized investment yield, before tax [4]	4.3%	4.2%	4.2%	4.2%	4.2%	4.1%	4.1%	4.3%	4.2%	4.2%
Annualized limited partnerships and other alternative investment yield, before tax [4]	18.2%	19.0%	14.0%	15.6%	17.2%	15.4%	10.6%	28.3%	17.8%	19.0%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.9%	3.8%	3.9%	3.9%	3.9%	3.9%	3.9%	3.8%	3.9%	3.9%
Annualized investment yield, net of tax [4]	3.5%	3.4%	3.4%	3.4%	3.4%	3.4%	3.4%	3.5%	3.4%	3.4%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.2%	3.1%	3.2%	3.2%	3.2%	3.2%	3.3%	3.2%	3.2%	3.2%
Average reinvestment rate [5]	3.3%	3.4%	3.8%	4.0%	4.3%	4.1%	4.2%	3.9%	3.7%	4.1%
Average sales/maturities yield [6]	4.1%	4.3%	4.2%	4.0%	3.9%	3.6%	3.8%	3.0%	4.1%	3.5%
Portfolio duration (in years) [7]	6.1	6.0	5.9	5.8	5.7	6.1	6.0	6.1	6.1	5.7
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
Net Investment Income by Segment	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Net Investment Income
Commercial Lines	$298	$291	$281	$259	$247	$250	$242	$258	$1,129	$997
Personal Lines	45	46	46	42	39	39	37	40	179	155
P&C Other Operations	20	21	21	22	22	22	22	24	84	90
Total Property & Casualty	363	358	348	323	308	311	301	322	1,392	1,242
Group Benefits	123	121	121	121	121	117	115	121	486	474
Hartford Funds	2	1	2	2	2	1	1	1	7	5
Corporate	15	10	17	24	26	15	11	7	66	59
Total net investment income by segment	$503	$490	$488	$470	$457	$444	$428	$451	$1,951	$1,780

	THREE MONTHS ENDED								YEAR ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Total Property & Casualty	$38	$52	$50	$46	$37	$35	$33	$58	$186	$163
Group Benefits	13	13	10	10	11	10	6	15	46	42
Total net investment income from limited partnerships and other alternative investments [1]	$51	$65	$60	$56	$48	$45	$39	$73	$232	$205

[1]	Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Net Realized Capital Gains (Losses)
Gross gains on sales	$44	$77	$69	$44	$23	$26	$46	$19	$234	$114
Gross losses on sales	(12)	(4)	(19)	(21)	(43)	(41)	(31)	(57)	(56)	(172)
Equity securities [1]	73	19	30	132	(136)	46	26	16	254	(48)
Net impairment losses	—	(1)	—	(2)	—	(1)	—	—	(3)	(1)
Valuation allowances on mortgage loans	—	—	1	—	—	—	—	—	1	—
Other net gains (losses) [2]	(42)	(2)	(1)	10	(16)	8	11	(8)	(35)	(5)
Total net realized capital gains (losses)	63	89	80	163	(172)	38	52	(30)	395	(112)
Net realized capital gains, included in core earnings, before tax	(1)	(1)	(1)	(3)	(3)	(1)	(2)	—	(6)	(6)
Total net realized capital gains (losses) excluded from core earnings, before tax	62	88	79	160	(175)	37	50	(30)	389	(118)
Income tax benefit (expense) related to net realized capital gains (losses) excluded from core earnings	(11)	(18)	(18)	(34)	38	(8)	(10)	5	(81)	25
Total net realized capital gains (losses) excluded from core earnings, after tax	$51	$70	$61	$126	$(137)	$29	$40	$(25)	$308	$(93)

[1]	Includes all changes in fair value and trading gains and losses for equity securities.

[2]
Includes changes in value of non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and equity derivatives. Also includes periodic net coupon settlements on credit derivatives, which are included in core earnings, as well as transactional foreign currency revaluation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Dec 31 2019		Sept 30 2019		Jun 30 2019		Mar 31 2019		Dec 31 2018
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent
Total investments	$53,030	100.0%	$52,577	100.0%	$50,769	100.0%	$47,895	100.0%	$46,790	100.0%
Asset-backed securities	$1,476	3.5%	$1,337	3.1%	$1,029	2.5%	$968	2.6%	$1,276	3.6%
Collateralized loan obligations	2,183	5.2%	2,158	5.1%	1,925	4.7%	1,438	3.9%	1,437	4.0%
Commercial mortgage-backed securities	4,338	10.3%	4,254	10.1%	3,905	9.5%	3,568	9.7%	3,552	9.9%
Corporate	17,396	41.4%	17,801	42.0%	16,748	40.7%	14,403	39.1%	13,398	37.6%
Foreign government/government agencies	1,123	2.7%	1,117	2.6%	1,072	2.6%	882	2.4%	847	2.4%
Municipal [2]	9,498	22.5%	9,895	23.4%	10,278	25.0%	10,346	28.1%	10,346	29.1%
Residential mortgage-backed securities	4,869	11.4%	4,732	11.1%	4,566	11.0%	3,548	9.7%	3,279	9.2%
U.S. Treasuries	1,265	3.0%	1,095	2.6%	1,643	4.0%	1,666	4.5%	1,517	4.2%
Total fixed maturities, available-for-sale	$42,148	100.0%	$42,389	100.0%	$41,166	100.0%	$36,819	100.0%	$35,652	100.0%
U.S. government/government agencies	$5,644	13.4%	$5,588	13.2%	$5,714	13.9%	$4,847	13.2%	$4,430	12.4%
AAA	6,617	15.7%	6,360	15.0%	6,214	15.1%	6,160	16.7%	6,440	18.1%
AA	8,146	19.3%	8,202	19.4%	7,890	19.1%	7,016	19.0%	6,985	19.6%
A	10,843	25.7%	10,894	25.7%	10,552	25.6%	8,871	24.1%	8,370	23.5%
BBB	9,530	22.6%	9,850	23.2%	9,246	22.5%	8,530	23.2%	8,163	22.9%
BB	877	2.1%	994	2.3%	1,076	2.6%	926	2.5%	794	2.2%
B	456	1.1%	463	1.1%	445	1.1%	429	1.2%	448	1.2%
CCC	26	0.1%	29	0.1%	27	0.1%	29	0.1%	21	0.1%
CC & below	9	—%	9	—%	2	—%	11	—%	1	—%
Total fixed maturities, available-for-sale	$42,148	100.0%	$42,389	100.0%	$41,166	100.0%	$36,819	100.0%	$35,652	100.0%

[1]	Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).

[2]	Primarily comprised of $7.0 billion in Property & Casualty, $2.3 billion in Group Benefits, and $0.2 billion in Corporate as of December 31, 2019.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
DECEMBER 31, 2019

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$4,297	$4,485	8.5%
Technology and communications	2,566	2,774	5.2%
Consumer non-cyclical	2,543	2,677	5.0%
Utilities	2,088	2,216	4.2%
Energy [1]	1,595	1,688	3.2%
Capital goods	1,540	1,603	3.0%
Consumer cyclical	1,147	1,203	2.3%
Transportation	763	807	1.5%
Basic industry	577	607	1.1%
Other	976	993	1.9%
Total	$18,092	$19,053	35.9%
Top Ten Exposures by Issuer [2]
Government of United Kingdom	$272	$277	0.5%
New York State Dormitory Authority	246	259	0.5%
Wells Fargo & Company	221	227	0.4%
New York City Transitional Finance Authority	210	219	0.4%
IBM Corporation	198	212	0.4%
Commonwealth of Massachusetts	195	209	0.4%
Apple Inc.	190	206	0.4%
Comcast Corporation	184	205	0.4%
Bank of America Corporation	184	197	0.4%
Massachusetts St. Development Finance Agency	182	193	0.4%
Total	$2,082	$2,204	4.2%

[1]
Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of or exposures to energy-related companies.

[2]
Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exchange-traded mutual funds, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits and Hartford Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides workers’ compensation, property, automobile, general liability, umbrella, professional liability, bond, marine, livestock and accident and health reinsurance to businesses in the United States ("U.S.") and internationally. Commercial Lines generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty reinsurance brokers. Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and represent approximately 90% of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Hartford Funds provides investment management, administration, distribution and related services to investors through investment products in domestic markets. Mutual fund and exchange-traded products are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category discontinued operations related to the life and annuity business sold in May 2018, reserves for run-off structured settlement and terminal funding agreement liabilities, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, purchase accounting adjustments related to goodwill and other expenses not allocated to the reporting segments. Corporate also includes investment management fees and expenses related to managing third party business, including management of the invested assets of Talcott Resolution Life, Inc. and its subsidiaries ("Talcott Resolution"). Talcott Resolution is the new holding company of the life and annuity business that we sold in May 2018. In addition, Corporate includes a 9.7% ownership interest in the legal entity that acquired the life and annuity business sold.
Certain operating and statistical measures for P&C standard commercial lines and for Personal Lines have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include policies in-force, new business, premium retention, policy count retention and renewal earned and written price increases. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period. Renewal earned price increases represent the portions of the prior and current period renewal written price increases that have been earned based on the period of time the underlying renewal policies have been in effect. Renewal written price increases for Commercial Lines represent the combined effect of rate changes, amount of insurance and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consists of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and transaction costs associated with an acquired business.The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The current accident year catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses and loss adjustment expenses incurred in the current accident year to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in either earnings or in losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines catastrophes.
The Company, along with others in the insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and transaction costs associated with an acquired business) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.The Hartford Funds segment provides supplemental data on sales, redemptions, net flows and account value that indicate current trends in that segment.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
Core earnings- The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:

•
Certain realized capital gains and losses - Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.

•
Integration and transaction costs in connection with an acquired business - As transaction costs are incurred upon acquisition of a business and integration costs are completed within a short period after an acquisition, they do not represent ongoing costs of the business.

•	Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.

•
Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.

•
Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.

•
Income tax benefit from reduction in deferred income tax valuation allowance - Valuation allowances, including the establishment and/or release of an allowance, against tax attributes like capital loss and net operating loss carryovers are infrequent.

•
Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.

•
Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and including the full benefit from retroactive reinsurance in core earnings provides greater insight into the economics of the business.

In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income available to common stockholders, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.
Net income (loss), net income (loss) available to common stockholders and income from continuing operations, net of tax, available to common stockholders (during periods when the Company reports significant discontinued operations) are the most directly comparable U.S. GAAP measures to core earnings. Income from continuing operations, net of tax, available to common stockholders is net income available to common stockholders, excluding the income (loss) from discontinued operations, net of tax. Core earnings should not be considered as a substitute for net income (loss), net income (loss) available to common stockholders or income (loss) from continuing operations, net of tax, available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, income (loss) from continuing operations, net of tax, available to common stockholders and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.
Core earnings per share-This is a non-GAAP per share measure calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share (defined as "net income (loss) per share") and income (loss) from continuing operations, net of tax, available to common stockholders per share are the most directly comparable U.S. GAAP measures. Core earnings per share should not be considered as a substitute for net income (loss) per share or income (loss) from continuing operations, net of tax, available to common stockholders per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) per share, income (loss) from continuing operations, net of tax, available to common stockholders per share and core earnings per share when reviewing our performance. A reconciliation of net income (loss) available to common stockholders per share to core earnings per share is set forth below.

BASIC EARNINGS PER SHARE

	THREE MONTHS ENDED								YEAR END
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Net Income available to common stockholders per share	1.51	1.45	1.03	1.74	0.53	1.20	1.62	1.67	5.72	5.03
Income from discontinued operations, after tax	—	—	—	—	—	0.01	0.41	0.47	—	0.90
Income from continuing operations, net of tax, available to common stockholders	1.51	1.45	1.03	1.74	0.53	1.19	1.21	1.20	5.72	4.13
Adjustments made to reconcile income from continuing operations, net of tax, available to common stockholders to core earnings per share:
Net realized capital losses (gains), excluded from core earnings, before tax	(0.17)	(0.24)	(0.22)	(0.44)	0.49	(0.10)	(0.14)	0.08	(1.08)	0.33
Loss on extinguishment of debt, before tax	—	0.25	—	—	—	—	0.02	—	0.25	0.02
Loss on reinsurance transactions, before tax	—	—	0.25	—	—	—	—	—	0.25	—
Integration and transaction costs associated with an acquired business, before tax	0.06	0.08	0.09	0.03	0.03	0.03	0.03	0.03	0.25	0.13
Change in loss reserves upon acquisition of a business, before tax	—	—	0.27	—	—	—	—	—	0.27	—
Change in deferred gain on retroactive reinsurance, before tax	0.04	—	—	—	—	—	—	—	0.04	—
Income tax expense (benefit) on items excluded from core earnings	0.01	(0.02)	(0.08)	0.08	(0.26)	0.05	0.03	(0.02)	0.01	(0.22)
Core earnings per share	1.45	1.52	1.34	1.41	0.79	1.17	1.15	1.29	5.71	4.39
Core earnings per diluted share-This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss), available to common stockholders per diluted common share and income (loss) from continuing operations, net of tax, available to common stockholders per diluted common share are the most directly comparable GAAP measures. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share or income (loss) from continuing operations, net of tax, available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share, income (loss) from continuing operations, net of tax, available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. A reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share is set forth below.
DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED								YEAR END
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Net Income available to common stockholders per diluted share	1.49	1.43	1.02	1.71	0.52	1.19	1.60	1.64	$5.66	$4.95
Income from discontinued operations, after tax	—	—	—	—	—	0.02	0.41	0.46	—	0.89
Income from continuing operations, net of tax, available to common stockholders	1.49	1.43	1.02	1.71	0.52	1.17	1.19	1.18	$5.66	$4.06
Adjustments made to reconcile income from continuing operations, net of tax, available to common stockholders to core earnings per diluted share:
Net realized capital losses (gains), excluded from core earnings, before tax	(0.17)	(0.24)	(0.22)	(0.44)	0.48	(0.10)	(0.14)	0.08	(1.07)	0.32
Loss on extinguishment of debt, before tax	—	0.25	—	—	—	—	0.02	—	0.25	0.02
Loss on reinsurance transactions, before tax	—	—	0.25	—	—	—	—	—	0.25	—
Integration and transaction costs associated with an acquired business, before tax	0.06	0.08	0.08	0.03	0.03	0.03	0.03	0.03	0.25	0.13
Change in loss reserves upon acquisition of a business, before tax	—	—	0.27	—	—	—	—	—	0.27	—
Change in deferred gain on retroactive reinsurance, before tax	0.04	—	—	—	—	—	—	—	0.04	—
Income tax expense (benefit) on items excluded from core earnings	0.01	(0.02)	(0.07)	0.09	(0.25)	0.05	0.03	(0.02)	—	(0.20)
Core earnings per diluted share	1.43	1.50	1.33	1.39	0.78	1.15	1.13	1.27	$5.65	$4.33

Book value per diluted share (excluding AOCI)-This is a non-GAAP per share measure that is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI from the numerator is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.
Core Earnings Return on Equity- The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018
Net income (loss) ROE	14.4%	12.0%	11.8%	13.5%	13.7%	(14.0%)	(15.4)%	(19.3)%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized capital losses (gains), excluded from core earnings, before tax	(2.7%)	(1.1%)	(0.7%)	(0.5%)	0.9%	(0.8%)	(0.7)%	(0.7)%
Loss on extinguishment of debt, before tax	0.6%	0.6%	—%	—%	—%	—%	—%	—%
Loss on reinsurance transaction, before tax	0.6%	0.6%	0.7%	—%	—%	—%	—%	—%
Pension settlement, before tax	—%	—%	—%	—%	—%	—%	—%	5.0%
Integration and transaction costs associated with an acquired business, before tax	0.6%	0.6%	0.5%	0.3%	0.4%	0.3%	0.3%	0.2%
Changes in loss reserves upon acquisition of a business, before tax	0.7%	0.7%	0.7%	—%	—%	—%	—%	—%
Change in deferred gain on retroactive reinsurance, before tax	0.1%	—%	—%	—%	—%	—%	—%	—%
Income tax expense (benefit) on items not included in core earnings	—%	(0.7%)	(0.5%)	(0.3%)	(0.6%)	6.1%	6.1%	4.3%
Loss (income) from discontinued operations, net of tax	—%	—%	—%	(1.1%)	(2.5%)	18.8%	18.4%	18.4%
Impact of AOCI, excluded from denominator of core earnings ROE	(0.7%)	(0.4%)	(0.8%)	(0.4%)	(0.3%)	(0.1%)	(0.3)%	(0.1)%
Core earnings ROE	13.6%	12.3%	11.7%	11.5%	11.6%	10.3%	8.4%	7.8%
Underwriting gain (loss)- The Hartford's management evaluates profitability of the Commercial and Personal Lines segments primarily on the basis of underwriting gain or loss. Underwriting gain (loss) is a before tax non-GAAP measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable GAAP measure. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, effective management of claims, use of reinsurance and its ability to manage its expenses. The Hartford believes that the measure underwriting gain (loss) provides investors with a valuable measure of profitability, before tax, derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss)-This non-GAAP measure of underwriting profitability represents underwriting gain (loss) before current accident year catastrophes, PYD and current accident year change in loss reserves upon acquisition of a business. The most directly comparable GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Reconciliation of net income (loss) to underlying underwriting gain (loss) for the Company's P&C businesses are set forth below.

PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Net income	$377	$448	$264	$482	$59	$349	$383	$404	$1,571	$1,195
Adjustments to reconcile net income to underlying underwriting gain (loss):
Net investment income	(363)	(358)	(348)	(323)	(308)	(311)	(301)	(322)	(1,392)	(1,242)
Net realized capital losses (gains)	(52)	(73)	(66)	(143)	132	(37)	(50)	9	(334)	54
Net servicing and other expense (income)	10	14	2	(2)	1	(7)	(3)	(5)	24	(14)
Loss on reinsurance transaction	—	—	91	—	—	—	—	—	91	—
Income tax expense (benefit)	85	106	60	107	(10)	76	83	92	358	241
Underwriting gain (loss)	57	137	3	121	(126)	70	112	178	318	234
Current accident year catastrophes	115	106	138	104	361	169	188	103	463	821
Prior accident year development	(42)	(47)	35	(11)	(28)	(60)	(47)	(32)	(65)	(167)
Current accident year change in loss reserves upon acquisition of a business	—	—	29	—	—	—	—	—	29	—
Underlying underwriting gain	$130	$196	$205	$214	$207	$179	$253	$249	$745	$888
COMMERCIAL LINES

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Net income	$302	$336	$191	$363	$253	$289	$372	$298	$1,192	$1,212
Adjustments to reconcile net income to underlying underwriting gain (loss):
Net servicing loss (income)	1	(2)	(2)	1	(2)	1	(1)	—	(2)	(2)
Net investment income	(298)	(291)	(281)	(259)	(247)	(250)	(242)	(258)	(1,129)	(997)
Net realized capital losses (gains)	(42)	(60)	(54)	(115)	106	(29)	(42)	8	(271)	43
Other expense (income)	11	20	6	1	3	(2)	3	(2)	38	2
Loss on reinsurance transaction	—	—	91	—	—	—	—	—	91	—
Income tax expense	68	79	44	79	55	61	83	68	270	267
Underwriting gain (loss)	42	82	(5)	70	168	70	173	114	189	525
Current accident year catastrophes	89	74	90	70	37	95	74	69	323	275
Prior accident year development	(37)	(19)	22	(10)	(55)	(53)	(73)	(19)	(44)	(200)
Current accident year change in loss reserves upon acquisition of a business	—	—	29	—	—	—	—	—	29	—
Underlying underwriting gain	$94	$137	$136	$130	$150	$112	$174	$164	$497	$600

PERSONAL LINES

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Net income (loss)	$66	$94	$62	$96	$(178)	$51	$6	$89	$318	$(32)
Adjustments to reconcile net income (loss) to underlying underwriting gain (loss):
Net servicing income	(2)	(4)	(4)	(3)	(3)	(5)	(4)	(4)	(13)	(16)
Net investment income	(45)	(46)	(46)	(42)	(39)	(39)	(37)	(40)	(179)	(155)
Net realized capital losses (gains)	(7)	(9)	(8)	(19)	17	(5)	(5)	—	(43)	7
Other expense (income)	—	—	2	(1)	2	(1)	(1)	1	1	1
Income tax expense (benefit)	16	23	14	23	(52)	13	(1)	21	76	(19)
Underwriting gain (loss)	28	58	20	54	(253)	14	(42)	67	160	(214)
Current accident year catastrophes	26	32	48	34	324	74	114	34	140	546
Prior accident year development	(17)	(28)	4	(1)	(11)	(18)	10	(13)	(42)	(32)
Underlying underwriting gain	$37	$62	$72	$87	$60	$70	$82	$88	$258	$300
Underlying combined ratio-This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable GAAP measure. The underlying combined ratio represents the combined ratio for the current accident year, excluding the impact of current accident year catastrophes and current accident year change in loss reserves upon acquisition of a business. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 10, 13 and 17, respectively.
Core earnings margin- The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. A reconciliation of net income margin to core earnings margin is set forth below.

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Net income margin	10.5%	9.6%	7.3%	7.7%	7.5%	5.1%	6.3%	3.6%	8.8%	5.6%
Adjustments to reconcile net income margin to core earnings margin:
Net realized capital losses (gains) excluded from core earnings, before tax	(0.5)%	(0.9)%	(0.4)%	(0.3)%	1.4%	0.2%	—%	1.7%	(0.5)%	0.9%
Integration and transaction costs associated with acquired business, before tax	0.5%	0.6%	0.7%	0.6%	0.7%	0.8%	0.8%	0.8%	0.6%	0.8%
Income tax expense (benefit)	0.1%	0.1%	(0.1)%	—%	(0.7)%	0.6%	(0.2)%	(0.5)%	—%	(0.3)%
Core earnings margin	10.6%	9.4%	7.5%	8.0%	8.9%	6.7%	6.9%	5.6%	8.9%	7.0%
Return on Assets ("ROA"), Core Earnings- The Company uses this non-GAAP financial measure to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA, core earnings is calculated by dividing annualized core earnings by a daily average AUM. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our business that may be obscured by the effect of items excluded in the calculation of core earnings. ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, and ROA, core earnings when reviewing the Hartford Funds segment performance. A reconciliation of ROA to ROA, core earnings is set forth below.

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Return on Assets ("ROA") [3]	13.0	13.3	12.9	10.9	12.6	13.6	12.6	11.9	12.5	12.6
Adjustments to reconcile ROA to ROA, core earnings:
Effect of net realized capital losses, excluded from core earnings, before tax	(0.3)	(0.4)	—	(0.6)	1.1	—	0.2	—	(0.3)	0.4
Effect of income tax expense	—	—	—	—	(0.3)	—	—	—	—	(0.1)
Return on Assets ("ROA"), core earnings [3]	12.7	12.9	12.9	10.3	13.4	13.6	12.8	11.9	12.2	12.9

Net investment income, excluding limited partnerships and other alternative investments- This non-GAAP measure is the amount of net investment income, on a Consolidated, P&C or Group Benefits level earned from invested assets, excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative instruments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative instruments. Net investment income is the most directly comparable GAAP measure. A reconciliation of net investment income to net investment income, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Total net investment income	$503	$490	$488	$470	$457	$444	$428	$451	$1,951	$1,780
Limited partnerships and other alternative investments ("Limited Partnerships")	(51)	(65)	(60)	(56)	(48)	(45)	(39)	(73)	(232)	(205)
Net investment income excluding limited partnerships and other alternative investments	$452	$425	$428	$414	$409	$399	$389	$378	$1,719	$1,575
PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Total net investment income	$363	$358	$348	$323	$308	$311	$301	$322	$1,392	$1,242
Limited partnerships and other alternative investments	(38)	(52)	(50)	(46)	(37)	(35)	(33)	(58)	(186)	(163)
Net investment income excluding limited partnerships and other alternative investments	$325	$306	$298	$277	$271	$276	$268	$264	$1,206	$1,079
GROUP BENEFITS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Total net investment income	$123	$121	$121	$121	$121	$117	$115	$121	$486	$474
Limited partnerships and other alternative investments	(13)	(13)	(10)	(10)	(11)	(10)	(6)	(15)	(46)	(42)
Net investment income excluding limited partnerships and other alternative investments	$110	$108	$111	$111	$110	$107	$109	$106	$440	$432

Annualized investment yield, excluding limited partnerships and other alternative investments-This non-GAAP measure is calculated as (a) the annualized net investment income, on a Consolidated, P&C or Group Benefits level, excluding limited partnerships and other alternative investments, divided by (b) the monthly average invested assets at amortized cost, excluding repurchase agreement and securities lending collateral, derivatives book value, and limited partnerships and other alternative investments. The Company believes that annualized investment yield, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable GAAP measure. A reconciliation of annualized investment yield to annualized investment yield, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Annualized investment yield	4.0%	4.0%	4.2%	4.1%	4.0%	4.0%	3.9%	4.2%	4.1%	4.0%
Limited partnerships and other alternative investments	(0.2)%	(0.4)%	(0.4)%	(0.4)%	(0.3)%	(0.3)%	(0.2)%	(0.5)%	(0.4)%	(0.3)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.8%	3.6%	3.8%	3.7%	3.7%	3.7%	3.7%	3.7%	3.7%	3.7%
PROPERTY & CASUALTY

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Annualized investment yield	4.0%	4.0%	4.2%	4.2%	4.0%	4.1%	4.0%	4.3%	4.1%	4.1%
Limited partnerships and other alternative investments	(0.3)%	(0.4)%	(0.4)%	(0.4)%	(0.3)%	(0.3)%	(0.2)%	(0.6)%	(0.4)%	(0.4)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.7%	3.6%	3.8%	3.8%	3.7%	3.8%	3.8%	3.7%	3.7%	3.7%
GROUP BENEFITS

	THREE MONTHS ENDED								YEAR ENDED
	Dec 31 2019	Sept 30 2019	Jun 30 2019	Mar 31 2019	Dec 31 2018	Sept 30 2018	Jun 30 2018	Mar 31 2018	Dec 31 2019	Dec 31 2018
Annualized investment yield	4.3%	4.2%	4.2%	4.2%	4.2%	4.1%	4.1%	4.3%	4.2%	4.2%
Limited partnerships and other alternative investments	(0.4)%	(0.4)%	(0.3)%	(0.3)%	(0.3)%	(0.2)%	(0.2)%	(0.5)%	(0.3)%	(0.3)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.9%	3.8%	3.9%	3.9%	3.9%	3.9%	3.9%	3.8%	3.9%	3.9%